UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event reported):
                                 March 14, 2005
                                 --------------


                          FOODARAMA SUPERMARKETS, INC.
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            (Exact name of registrant as specified in charter)


   New Jersey                  1-5745-1       21-0717108
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(State or other jurisdiction  (Commission     (IRS Employer
   of incorporation)           File Number) Identification No.)


Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728 (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code:(732)462-4700


                                 Not Applicable
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     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information
-------------------------------

Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------

         On March 14, 2005 Foodarama Supermarkets, Inc. issued a press release announcing its consolidated financial results for its first quarter ended January 29, 2005. A copy of the press release is furnished as Exhibit 99.1 to this current report.

      The information furnished under Item 2.02 of this current report, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Section 9-Financial Statements and Exhibits
-------------------------------------------

Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

         (c)Exhibits:

Exhibit No.       Description
----------        -----------

      99.1        Press Release, dated March 14,2005,
                  of Foodarama Supermarkets, Inc.
                  Re: Consolidated Financial Results

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             FOODARAMA SUPERMARKETS, INC.
                             ----------------------------
                                  (REGISTRANT)


                             By: /S/ Michael Shapiro
                                 Michael Shapiro
                                 Senior Vice President
                                 Chief Financial Officer


Date: March 14, 2005

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1    Press Release, dated March 14, 2005 of
        Foodarama Supermarkets, Inc. Re: Consolidated
        Financial Results

                                                                  EXHIBIT 99.1
                              Foodarama Supermarkets, Inc.
                              Building 6, Suite 1, Hwy 33, Freehold, N.J.  07728


                                       CONTACT:    Michael Shapiro
                                                   Senior Vice President
                                                   Chief Financial Officer
                                                   (732) 294-2270
FOR IMMEDIATE RELEASE

FOODARAMA SUPERMARKETS, INC.
REPORTS  FIRST QUARTER  RESULTS

      Freehold, N.J., March 14, 2005 -- Foodarama Supermarkets, Inc. (ASE-FSM) today announced that sales for the 13 weeks ended January 29, 2005 totaled $317,589,000, compared to $293,843,000 for the prior year period. Same store sales from the twenty three stores operated in both periods increased .3% period to period. Sales for the current quarter included the operations of the new locations in Lawrenceville and Aberdeen, New Jersey opened in April 2004 and May 2004, respectively, as well as the location in Bordentown, New Jersey purchased from Wakefern Food Corporation in June 2004. The location in Aberdeen replaced an older smaller store.

      In the current quarter net income was $253,000 or $.24 per diluted share. The Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") for the first quarter ended January 29, 2005 were $10,737,000.

      For the thirteen weeks ended January 31, 2004, the Company reported net income of $1,240,000 or $1.22 per diluted share. The Company's EBITDA for the first quarter ended January 31, 2004 were $10,569,000.

          EBITDA is presented because management believes that EBITDA is a useful supplement to net income and other measurements under accounting principles generally accepted in the United States since it is a meaningful measure of a company's performance and ability to meet its future debt service requirements, fund capital expenditures and meet working capital requirements. EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States and should not be considered as an alternative to (i) net income (or any other measure of performance under generally accepted accounting principles) as a measure of performance or (ii) cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. The following table reconciles reported net income to EBITDA.

                                                        Thirteen Weeks Ended
                                                        --------------------
                                              January 29, 2005  January 31, 2004
                                              ----------------  ----------------

Net income                                      $    253,000        $ 1,240,000
Add:
Interest expense, net                              4,624,000          3,757,000
Income tax provision                                 155,000            760,000
Depreciation                                       5,494,000          4,685,000
Amortization                                         211,000            127,000
                                                ------------        -----------
EBITDA                                           $10,737,000        $10,569,000
                                                ============        ===========

                  FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
                  Consolidated Operating Highlights (unaudited)

For the 13 weeks ended                       January 29, 2005  January 31,  2004
----------------------                       ----------------  -----------------


Sales..................................       $ 317,589,000       $ 293,843,000
Net income ............................             253,000           1,240,000
Net income per diluted share...........                $.24               $1.22
Average shares outstanding.............           1,035,753           1,013,049
EBITDA.................................       $  10,737,000       $  10,569,000